UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2009

WPT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (323) 330-9900

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 1, 2009, WPT Enterprises, Inc. (the “Company”) received a letter from the Listing Qualifications department of The NASDAQ Stock Market (“NASDAQ”) stating that the Company had regained compliance with Marketplace Rule 5450(a)(1) because the closing bid price of the Company’s common stock had been at $1.00 per share or greater for 10 consecutive business days. This matter is now closed with the NASDAQ.

The Company announced the receipt of the letter from NASDAQ in a press release dated July 1, 2009, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

July 1, 2009	By:	/s/ Thomas Flahie

Name: Thomas Flahie
Title: Interim Chief Financial Officer